UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2024

W.W. GRAINGER, INC.

(Exact name of Registrant as Specified in Charter)

Illinois	1-5684	36-1150280
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Grainger Parkway, Lake Forest, Illinois	60045-5201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 535-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	GWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	An annual meeting of shareholders of W.W. Grainger, Inc. (the “Company”) was held on April 24, 2024.

(b)	The number of shares issued, outstanding and eligible to vote at the meeting as of its record date of March 4, 2024 was 49,133,208.

At the meeting:

Management’s nominees were elected as directors of the Company for the ensuing year.  Of the 45,443,055 shares present in person or represented by proxy at the meeting, the number of shares voted for, the number of shares voted against, the number of abstentions, and the number of broker non-votes were as follows with respect to each of the nominees:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
R. C. Adkins	40,578,544	2,003,591	55,443	2,805,477
G. S. Davis	42,333,150	249,794	54,634	2,805,477
K. D. Jaspon	41,760,892	824,689	51,997	2,805,477
C. J. Klein	42,333,871	250,380	53,327	2,805,477
S. L. Levenick	39,901,602	2,638,394	97,582	2,805,477
D.G. Macpherson	40,011,413	2,458,708	167,457	2,805,477
C. J. Miller	42,239,911	343,912	53,755	2,805,477
N. S. Novich	40,520,464	2,062,864	54,250	2,805,477
B. R. Perez	39,924,777	2,661,511	51,290	2,805,477
E. S. Santi	40,992,655	1,592,252	52,671	2,805,477
S. Slavik Williams	41,798,083	793,157	46,338	2,805,477
L. E. Watson	41,736,070	843,921	57,587	2,805,477
S. A. White	41,578,888	995,431	63,259	2,805,477

A proposal to ratify the appointment of Ernst & Young LLP as independent auditor of the Company for the year ending December 31, 2024 was approved.  Of the 45,443,055 shares present or represented by proxy at the meeting, 44,761,880 shares were voted for the proposal, 652,535 shares were voted against the proposal and 28,640 shares abstained from voting with respect to the proposal.

A non-binding advisory proposal to approve the compensation of the Company’s Named Executive Officers was approved.  Of the 45,443,055 shares present or represented by proxy at the meeting, 40,153,226 shares were voted for the proposal, 2,407,221 shares were voted against the proposal and 77,131 shares abstained from voting with respect to the proposal. There were 2,805,477 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2024

W.W. GRAINGER, INC.

By:	/s/ Ronald J. Edwards
	Name:	Ronald J. Edwards
	Title:	Vice President, Corporate Secretary